UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/15/2006

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-11053

PA	23-2093008
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Commonwealth Telephone Enterprises, Inc., 100 CTE Drive, Dallas, PA 18612
(Address of principal executive offices, including zip code)

570-631-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Commonwealth Telephone Enterprises, Inc. has announced that Frank M. Henry has resigned as a member of the Company's Board of Directors effective June 15, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

Date: June 15, 2006	By:	/s/ RAYMOND B. OSTROSKI
Raymond B. Ostroski
Senior Vice President, General Counsel and Corporate Secretary